Exhibit 10.3

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This Amendment (this “Amendment”) is entered into as of November 7, 2007 by and among SEI Investments Company, a Pennsylvania corporation (the “Borrower”), JPMorgan Chase Bank, N.A., individually and as administrative agent (the “Administrative Agent”), and the other financial institutions signatory hereto.

RECITALS

A. The Borrower, the Administrative Agent and the financial institutions party thereto (the “Lenders”) have entered into that certain Credit Agreement dated as of July 25, 2007 (the “Credit Agreement”). Unless otherwise specified herein each capitalized term used in this Amendment shall have the meaning ascribed to it by the Credit Agreement.

B. The Borrower, the Administrative Agent and the undersigned Lenders wish to amend the Credit Agreement and waive certain of its provisions on the terms and conditions set forth below.

C. Each of SEI Daily Income Trust Prime Obligation Fund, SEI Daily Income Trust Money Market Fund, and SEI Liquid Asset Trust Prim Obligation Fund (the “Funds”) is an Affiliate of the Borrower and an investment company registered with the Securities and Exchange Commission in accordance with the Investment Company Act of 1940. The Borrower through a Subsidiary is the investment advisor of the Funds.

D. In furtherance of its business interests, the Borrower wishes to (i) enter into Capital Support Agreements in substantially the form previously delivered to the Administrative Agent and the Lenders (the “CSA”) pursuant to which the Borrower would be obligated, on the terms and conditions thereof, to make up to $150,000,000 of “Capital Contributions” to the Funds, allocated among the Funds in such manner as the Borrower may determine, for which it would not receive shares or other consideration from the Funds and (ii) secure its obligations to each Fund under the applicable CSA through the issuance of Letters of Credit of which the applicable Fund is the beneficiary. The transactions described in the preceding sentence, including the performance by the Borrower of its obligations under the CSA, are referred to as the “Transactions”.

Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

1. Amendment to Credit Agreement. Upon the “Effective Date” (as defined below), clause (i) of the third sentence of Section 2.21.2 of the Credit Agreement is amended in its entirety to read as follows; “(i) the LC Exposure shall not exceed $150,000,000 and”.

2. Consent and Waiver. The Lenders hereby (a) waive any breach of Section 6.11 (Indebtedness), 6.14 (Investments and Acquisitions), 6.16 (Affiliates) or 6.18 (Contingent Obligations) of the Credit Agreement arising solely out of the Transactions and (b) agree that no Contingent Obligations or Investments arising solely out of the Transactions shall be included in any computation under Section 6.11(x) or 6.14(vi) of the Credit Agreement.

3. Representations and Warranties of the Borrower. The Borrower represents and warrants that:

(a) The Borrower has the power and authority and legal right to execute and deliver this Amendment and to perform its obligations hereunder. The execution and delivery by the Borrower of this Amendment and the performance of its obligations hereunder have been duly authorized by proper corporate proceedings, and this Amendment is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally;

(b) Each of the representations and warranties contained in the Credit Agreement (treating this Amendment as a Loan Document) is true and correct in all material respects on and as of the date hereof as if made on the date hereof except to the extent such representation or warranty is stated to relate solely to an earlier date in which case such representation or warranty shall have been true and correct in all material respects as of such earlier date; and

(c) After giving effect to this Amendment, no Default or Unmatured Default has occurred and is continuing.

4. Effective Date. This Amendment shall become effective upon the date (the “Effective Date”) of:

(a) the execution and delivery hereof by the Borrower, the Administrative Agent and the Required Lenders (without respect to whether it has been executed and delivered by all the Lenders); and

(b) the execution and delivery by the Guarantors of an Affirmation of Guaranty in the form of Exhibit A hereto.

5. Reference to and Effect Upon the Credit Agreement.

(a) Except as specifically amended or waived above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

6. Costs and Expenses. The Borrower hereby affirms its obligation under Section 9.6 of the Credit Agreement to reimburse the Administrative Agent for all out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution, delivery and distribution of this Amendment, including but not limited to the fees, charges and disbursements of attorneys for the Administrative Agent with respect thereto.

7. Governing Law. This Agreement shall be construed in accordance with and governed by the internal laws of the State of New York.

8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

9. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

[signature page follows]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

SEI INVESTMENTS COMPANY, as Borrower

By:	/s/ Dennis McGonigle
Name:	Dennis McGonigle
Title:	Chief Financial Officer

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent

By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

BANK OF AMERICA, N.A.

By:
Name:
Title:

MANUFACTURERS AND TRADERS TRUST COMPANY

By:
Name:
Title:

[Signature Page to Amendment No. 1 to

SEI Investments Company Credit Agreement)

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

SEI INVESTMENTS COMPANY, as Borrower

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent

By:	/s/ Sergey Sherman
Name:	Sergey Sherman
Title:	Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

BANK OF AMERICA, N.A.

By:
Name:
Title:

MANUFACTURERS AND TRADERS TRUST COMPANY

By:
Name:
Title:

[Signature Page to Amendment No. 1 to

SEI Investments Company Credit Agreement]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

SEI INVESTMENTS COMPANY, as Borrower

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent

By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Karen H. McClain
Name:	Karen H. McClain
Title:	Managing Director

BANK OF AMERICA, N.A.

By:
Name:
Title:

MANUFACTURERS AND TRADERS TRUST COMPANY

By:
Name:
Title:

[Signature Page to Amendment No. 1 to

SEI Investments Company Credit Agreement]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

SEI INVESTMENTS COMPANY, as Borrower

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent

By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

BANK OF AMERICA, N.A.

By:	/s/ Sanjay H. Gurnami
Name:	Sanjay H. Gurnami
Title:	Senior Vice President

MANUFACTURERS AND TRADERS TRUST COMPANY

By:
Name:
Title:

[Signature Page to Amendment No. 1 to

SEI Investments Company Credit Agreement]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

SEI INVESTMENTS COMPANY, as Borrower

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent

By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

BANK OF AMERICA, N.A.

By:
Name:
Title:

MANUFACTURERS AND TRADERS TRUST COMPANY

By:	/s/ Tracey E. Sawyer-Calhoun
Name:	Tracey E. Sawyer-Calhoun
Title:	Vice President

[Signature Page to Amendment No. 1 to

SEI Investments Company Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Meredith L. Jermann
Name:	Meredith L. Jermann
Title:	Vice President

THE BANK OF NEW YORK

By:
Name:
Title:

CITIZENS BANK OF PENNSYLVANIA

By:
Name:
Title:

U.S. BANK, NA

By:
Name:
Title:

BANK HAPOALIM B.M.

By:
Name:
Title:

[Signature Page to Amendment No. 1 to

SEI Investments Company Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

THE BANK OF NEW YORK

By:
Name:
Title:

CITIZENS BANK OF PENNSYLVANIA

By:	/s/ Dale R. Carr
Name:	Dale R. Carr
Title:	SVP

U.S. BANK, N.A.

By:
Name:
Title:

BANK HAPOALIM B.M.

By:
Name:
Title:

[Signature Page to Amendment No. 1 to

SEI Investments Company Credit Agreement]

EXHIBIT A

REAFFIRMATION OF GUARANTY

Each of the undersigned acknowledges receipt of a copy of Amendment No. 1 of the Credit Agreement (the “Amendment”) dated as of November 7, 2007, consents to such amendment and each of the transactions referenced therein and hereby reaffirms its obligations under the Guaranty dated as of July 25, 2007 in favor of JPMorgan Chase Bank, N.A., as Administrative Agent, and the Lenders (as defined in the Amendment).

Dated as of November 7, 2007

SEI INVESTMENTS MANAGEMENT CORPORATION, a Delaware corporation and successor by merger to SEI Investments Management Corporation II

By:	/s/ Kathy Heilig
Name:	Kathy Heilig
Title:	Vice President & Treasurer

SEI GLOBAL SERVICES, INC., a Delaware Corporation

By:	/s/ Kathy Heilig
Name:	Kathy Heilig
Title:	Treasurer

SEI FUNDS, INC., a Delaware corporation

By:	/s/ Kathy Heilig
Name:	Kathy Heilig
Title:	Treasurer